                           [TOLL BROTHERS LETTERHEAD]



                                                                     EXHIBIT 5.2



                               _________ __, 2005


Toll Brothers, Inc.
Toll Brothers Finance Corp.
250 Gibraltar Road
Horsham, PA 19044

         Re:  Registration Statement on Form S-4
              ----------------------------------

Ladies and Gentlemen:

         I am Senior Vice President and General Counsel to Toll Brothers, Inc., a Delaware corporation (the "Company"). In connection with the registration by Toll Brothers Finance Corp., a Delaware corporation (the "Issuer"), of $300,000,000 in aggregate principal amount of 5.15% Senior Notes due 2015 (the "Exchange Notes"), and the registration by the subsidiaries of the Company listed on Schedule I hereto (the "Guarantors") of guarantees with respect to the Exchange Notes (the "Exchange Guarantees") on a Form S-4 registration statement (the "Registration Statement") to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "1933 Act"), you have requested my opinion with respect to the matters set forth below. The Exchange Notes and the Exchange Guarantees will be issued pursuant to an indenture dated as of November 22, 2002 by and among the Company, the Issuer, the Guarantors and J.P. Morgan Trust Company, National Association, as successor to Bank One Trust Company, N.A., as trustee (as supplemented or amended, as the case may be, by the Authorizing Resolutions attached as Exhibit A to the Joint Action of Persons Authorized to Act on Behalf of Each of Toll Brothers Finance Corp., Toll Brothers, Inc., and each of the entities listed on Schedule I thereto dated as of May 25, 2005, and as further supplemented by the First Supplemental Indenture dated as of May 1, 2003, the Second Supplemental Indenture dated as of November 3, 2003, the Third Supplemental Indenture dated as of January 26, 2004, the Fourth Supplemental Indenture dated as of March 1, 2004, the Fifth Supplemental Indenture dated as of September 20, 2004, the
Sixth Supplemental Indenture dated as of October 28, 2004, the Seventh Supplemental Indenture dated as of October 31, 2004, the Eighth Supplemental Indenture dated as of January 31, 2005, the Ninth Supplemental Indenture dated as of June 6, 2005 and the Tenth Supplemental Indenture dated as of August 1, 2005 (collectively, the "Indenture")). Capitalized terms used herein without definition have the meanings given to them in the Indenture, a copy of which will be filed as an exhibit to the Registration Statement.

         In my capacity as Senior Vice President and General Counsel in connection with the preparation and filing of the Registration Statement, I am familiar with the proceedings taken and proposed to be taken by the Company, the Issuer and the Guarantors in connection with the authorization and issuance of

Toll Brothers, Inc.
Toll Brothers Finance Corp.
_________ __, 2005
Page 2

the Exchange Notes and the Exchange Guarantees, and for purposes of this opinion, I have assumed such proceedings will be timely completed in the manner presently proposed and the terms of such issuance will otherwise be in compliance with law.

         As counsel, I have examined such matters of fact and questions of law as I have considered appropriate for purposes of rendering the opinions expressed herein. In my examination, I have assumed the genuineness of all signatures, the authenticity of all documents submitted to me as originals, and the conformity to authentic original documents of all documents submitted to me as copies.

         Subject to the foregoing and the other matters set forth herein, it is my opinion that, as of the date hereof, the Exchange Guarantees, when (i) the Exchange Notes have been authenticated by the Trustee and executed and delivered by the Issuer in accordance with the terms of the Registration Rights Agreement and the Indenture upon the exchange and (ii) the Exchange Guarantees have been authenticated by the Trustee and executed and delivered by the Guarantors in accordance with the terms of the Registration Rights Agreement and the Indenture, will constitute legally valid and binding obligations of the Guarantors, enforceable against the Guarantors in accordance with their terms.

         My opinion set forth above is subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and transfer, moratorium or other laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally and by general principles of equity (whether applied in a proceeding at law or in equity) including, without limitation, standards of materiality, good faith and reasonableness in the interpretation and enforcement of contracts, and the application of such principles to limit the availability of equitable remedies such as specific performance.

         This opinion has been prepared for your use in connection with the Registration Statement and may not be relied upon for any other purpose. This opinion speaks as of the date hereof. I assume no obligation to advise you of any change in the foregoing subsequent to the effectiveness of the Registration Statement even though the change may affect the legal analysis or a legal conclusion or other matters in this opinion letter.

         I consent to your filing this opinion as an exhibit to the Registration Statement and the use of my name under the heading "Legal Matters" in the prospectus included therein. In giving this consent, I do not hereby admit that I come within the category of persons whose consent is required under Section 7 of the 1933 Act or the rules and regulations thereunder.

                                     Very truly yours,



                                     Don H. Liu
                                     Senior Vice President and General Counsel

                                   SCHEDULE I

                       TABLE OF ADDITIONAL REGISTRANTS(1)

                                          State or Other
                                          Jurisdiction of        I.R.S. Employer
Exact name of Registrant as Specified     Incorporation or of    Identification
   in Its Charter                         Organization                Number
-------------------------------------     -------------------    ---------------

Toll Holdings, Inc.                        Delaware                23-2569047
Amwell Chase, Inc.                         Delaware                23-2551304
Brentwood Investments I, Inc.              Tennessee               04-3602308
Bunker Hill Estates, Inc.                  Delaware                23-2535037
Chesterbrooke, Inc.                        Delaware                23-2485513
Connecticut Land Corp.                     Delaware                23-2533514
Daylesford Development Corp.               Delaware                23-2511943
Eastern States Engineering, Inc.           Delaware                23-2432981
Fairway Valley, Inc.                       Delaware                23-2432976
First Brandywine Finance Corp.             Delaware                23-2737486
First Brandywine Investment Corp. II       Delaware                23-2731790
First Brandywine Investment Corp. III      Delaware                23-2820213
First Brandywine Investment Corp. IV       Delaware                61-1443340
First Huntingdon Finance Corp.             Delaware                23-2485787
Franklin Farms G.P., Inc.                  Delaware                23-2486303
Frenchman's Reserve Country Club, Inc.     Florida                 56-2290261
HQZ Acquisitions, Inc.                     Michigan                38-3149633
MA Limited Land Corporation                Delaware                23-2523560
Maple Point, Inc.                          Delaware                23-2551803
Maryland Limited Land Corporation          Delaware                23-2499816
Mizner County Club, Inc.                   Florida                 23-2970622
Mountain View Country Club, Inc.           California              05-0567717
Polekoff Farm, Inc.                        Pennsylvania            23-2417142
The Silverman Building Companies, Inc.     Michigan                38-3075345
SH Homes Corporation                       Michigan                38-3392296
SI Investment Corporation                  Michigan                38-3298884
Springfield Chase, Inc.                    Delaware                23-2538985
Stewarts Crossing, Inc.                    Delaware                23-2547222
TB Proprietary Corp.                       Delaware                23-2485790
TB Proprietary LP, Inc.                    Delaware                23-3066217
Tenby Hunt, Inc.                           Delaware                23-2682947
Toll Development Company, Inc.             Michigan                38-3180742
Toll AZ GP Corp.                           Delaware                23-2815680
Toll Arizona LP Company, Inc.              Delaware                56-2489926
Toll Arizona-II LP Company, Inc.           Delaware                56-2489925
Toll Bros., Inc.                           Pennsylvania            23-2417123
Toll Bros., Inc.                           Delaware                23-2600117
Toll Bros., Inc.                           Texas                   23-2896374
Toll Bros. of Arizona, Inc.                Arizona                 23-2906398
Toll Bros. of North Carolina, Inc.         North Carolina          23-2777389
Toll Bros. of North Carolina II, Inc.      North Carolina          23-2990315
Toll Bros. of North Carolina III, Inc.     North Carolina          23-2993276
Toll Bros. of Tennessee, Inc.              Delaware                51-0385724



(1) The address, including zip code, and telephone number, including area code, for each of the additional registrants is 250 Gibraltar Road, Horsham, Pennsylvania 19044, (215) 938-8000.

                                          State or Other
                                          Jurisdiction of        I.R.S. Employer
Exact name of Registrant as Specified     Incorporation or of    Identification
   in Its Charter                         Organization                Number
-------------------------------------     -------------------    ---------------
Toll Brothers AZ Construction Company     Arizona                 23-2832024
Toll Brothers Real Estate, Inc.           Pennsylvania            23-2417116
Toll CA GP Corp.                          California              23-2748091
Toll California LP Company, Inc.          Delaware                56-2489904
Toll CO GP Corp.                          Colorado                23-2978190
Toll Colorado LP Company, Inc.            Delaware                56-2489913
Toll Connecticut LP Company, Inc.         Delaware                51-1195212
Toll Connecticut-II LP Company, Inc.      Delaware                56-2489901
Toll Corp.                                Delaware                23-2485860
Toll Delaware LP Company, Inc.            Delaware                51-1195241
Toll Delaware-II LP Company, Inc.         Delaware                56-2489912
Toll Finance Corp.                        Delaware                23-2978196
Toll FL GP Corp.                          Florida                 23-2796288
Toll Florida LP Company, Inc.             Delaware                51-1195251
Toll Florida-II LP Company, Inc.          Delaware                56-2489909
Toll IL GP Corp.                          Illinois                23-2967049
Toll Illinois LP Company, Inc.            Delaware                56-2489915
Toll Land Corp. No. 6                     Pennsylvania            23-2417134
Toll Land Corp. No. 10                    Delaware                23-2551776
Toll Land Corp. No. 20                    Delaware                23-2551793
Toll Land Corp. No. 43                    Delaware                23-2737488
Toll Land Corp. No. 45                    Delaware                23-2737050
Toll Land Corp. No. 46                    Delaware                23-2731483
Toll Land Corp. No. 47                    Delaware                23-2737359
Toll Land Corp. No. 48                    Delaware                23-2860557
Toll Land Corp. No. 49                    Delaware                23-2860562
Toll Land Corp. No. 50                    Delaware                23-2860513
Toll Land Corp. No. 51                    Delaware                23-2959185
Toll Land Corp. No. 52                    Delaware                23-2966099
Toll Land Corp. No. 53                    Delaware                23-2978200
Toll Land Corp. No. 55                    Delaware                23-2978124
Toll Land Corp. No. 56                    Delaware                23-2978119
Toll Land Corp. No. 58                    Delaware                23-3097273
Toll Land Corp. No. 59                    Delaware                23-3097278
Toll Land Corp. No. 60                    Delaware                23-3097277
Toll Management AZ Corp.                  Delaware                51-0385727
Toll Management VA Corp.                  Delaware                51-0385725
Toll Manhattan I, Inc.                    New York                20-2255686
Toll Maryland LP Company, Inc.            Delaware                51-1195233
Toll Maryland-II LP Company, Inc.         Delaware                56-2489896
Toll Massachusetts LP Company, Inc.       Delaware                51-1195220
Toll Massachusetts-II LP Company, Inc.    Delaware                56-2489898
Toll MD Builder Corp.                     Maryland                20-0355148
Toll MI GP Corp.                          Michigan                23-2917543
Toll Michigan LP Company, Inc.            Delaware                56-2489914
Toll Michigan-II LP Company, Inc.         Delaware                56-2489920
Toll Midwest LP Company, Inc.             Delaware                56-2489924
Toll Midwest Note Company, Inc.           Delaware                56-2489923
Toll MN GP Corp.                          Minnesota               20-0099962
Toll Mid-Atlantic LP Company, Inc.        Delaware                51-1195257
Toll Mid-Atlantic Note Company, Inc.      Delaware                51-1195252
Toll Nevada LP Company, Inc.              Delaware                56-2489919

                                          State or Other
                                          Jurisdiction of        I.R.S. Employer
Exact name of Registrant as Specified     Incorporation or of    Identification
   in Its Charter                         Organization                Number
-------------------------------------     -------------------    ---------------
Toll New Hampshire LP Company, Inc.       Delaware                51-1195125
Toll New Hampshire-II LP Company, Inc.    Delaware                56-2489902
Toll New Jersey LP Company, Inc.          Delaware                55-0883946
Toll New Jersey-II Company, Inc.          Delaware                56-2489899
Toll New York LP Company, Inc.            Delaware                51-1195218
Toll New York-II LP Company, Inc.         Delaware                56-2489900
Toll NH GP Corp.                          New Hampshire           23-3048998
Toll NJ Builder Corp.                     New Jersey              74-3083211
Toll NJX-I Corp.                          Delaware                51-0413821
Toll NJX-II Corp.                         Delaware                51-0413826
Toll NJX-III Corp.                        Delaware                74-3083754
Toll NJX-IV Corp.                         Delaware                74-3083774
Toll NV GP Corp.                          Nevada                  23-2928710
Toll NC GP Corp.                          North Carolina          23-2760759
Toll North Carolina LP Company, Inc.      Delaware                51-1195249
Toll North Carolina-II LP Company, Inc.   Delaware                56-2489910
Toll Northeast LP Company, Inc.           Delaware                51-1195250
Toll Northeast Note Company, Inc.         Delaware                51-1195240
Toll OH GP Corp.                          Ohio                    23-2878722
Toll Ohio LP Company, Inc.                Delaware                56-2489916
Toll Ohio-II LP Company, Inc.             Delaware                56-2489918
Toll PA Builder Corp.                     Pennsylvania            87-0693313
Toll PA GP Corp.                          Pennsylvania            23-2687561
Toll PA II GP Corp.                       Pennsylvania            03-0395069
Toll Pennsylvania LP Company, Inc.        Delaware                51-1195238
Toll Pennsylvania-II LP Company, Inc.     Delaware                56-2489895
Toll Peppertree, Inc.                     New York                23-2709097
Toll Philmont Corporation                 Delaware                23-2526635
Toll Realty Holdings Corp. I              Delaware                23-2954512
Toll Realty Holdings Corp. II             Delaware                23-2954511
Toll Realty Holdings Corp. III            Delaware                23-2954510
Toll Rhode Island LP Company, Inc.        Delaware                51-1195217
Toll Rhode Island-II LP Company, Inc.     Delaware                56-2489903
Toll RI GP Corp.                          Rhode Island            23-3020194
Toll SC GP Corp.                          South Carolina          23-3094328
Toll South Carolina LP Company, Inc.      Delaware                51-1195245
Toll South Carolina-II LP Company, Inc.   Delaware                56-2489911
Toll Southeast LP Company, Inc.           Delaware                51-1195213
Toll Southeast Note Company, Inc.         Delaware                51-1195261
Toll Southwest LP Company, Inc.           Delaware                56-2489922
Toll Southwest Note Company, Inc.         Delaware                56-2489921
Toll Texas LP Company, Inc.               Delaware                56-2489928
Toll Texas-II LP Company, Inc.            Delaware                56-2489927
Toll TN GP Corp.                          Tennessee               23-2886926
Toll TX GP Corp.                          Delaware                23-2796291
Toll VA GP Corp.                          Delaware                23-2551790
Toll VA Member Two, Inc.                  Delaware                51-0385726
Toll Virginia LP Company, Inc.            Delaware                51-1195222
Toll Virginia-II LP Company, Inc.         Delaware                56-2489897
Toll West Coast Note Company, Inc.        Delaware                56-2489917
Toll West Coast LP Company, Inc.          Delaware                59-3790049

                                          State or Other
                                          Jurisdiction of        I.R.S. Employer
Exact name of Registrant as Specified     Incorporation or of    Identification
   in Its Charter                         Organization                Number
-------------------------------------     -------------------    ---------------
Toll Wood Corporation                       Delaware                23-2533529
Toll YL, Inc.                               California              23-2898272
Valley Forge Conservation Holding GP Corp.  Pennsylvania            73-1636768
Warren Chase, Inc.                          Delaware                23-2518740
Windsor Development Corp.                   Pennsylvania            23-2432983
110-112 Third Ave. Realty Corp.             New York                13-1940046
51 N. 8th Street LP                         New York                23-2796304
Afton Chase, L.P.                           Pennsylvania            23-2760770
Audubon Ridge, L.P.                         Pennsylvania            23-2668976
Beaumont Chase, L.P.                        Pennsylvania            23-2910269
Belmont Land, L.P.                          Virginia                23-2810333
Bernards Chase, L.P.                        New Jersey              23-2796287
Binks Estates Limited Partnership           Florida                 23-2796300
The Bird Estate Limited Partnership         Massachusetts           23-2883360
Blue Bell Country Club, L.P.                Pennsylvania            23-2668975
Branchburg Ridge, L.P.                      New Jersey              23-2918996
Brass Castle Estates, L.P.                  New Jersey              23-2921715
Brentwood Investments, L.P.                 Tennessee               01-0616044
Bridle Estates, L.P.                        Pennsylvania            23-2855510
Broad Run Associates, L.P.                  Pennsylvania            23-2979479
Buckingham Woods, L.P.                      Pennsylvania            23-2689274
Bucks County Country Club, L.P.             Pennsylvania            23-2878689
CC Estates Limited Partnership              Massachusetts           23-2748927
Calabasas View, L.P.                        California              23-2785219
Charlestown Hills, L.P.                     New Jersey              23-2855658
Chellis Hill Limited Partnership            Massachusetts           20-2489463
Cheltenham Estates Limited Partnership      Michigan                23-2968590
Chesterbrooke Limited Partnership           New Jersey              23-2485378
Cobblestones at Thornbury, L.P.             Pennsylvania            23-2774674
Cold Spring Hunt, L.P.                      Pennsylvania            23-2702468
Coleman-Toll Limited Partnership            Nevada                  23-2928708
Concord Chase, L.P.                         Pennsylvania            23-2897949
Cortlandt Chase, L.P.                       New York                23-2928875
Dolington Estates, L.P.                     Pennsylvania            23-2760781
Dominion Country Club, L.P.                 Virginia                23-2984309
Eagle Farm Limited Partnership              Massachusetts           23-2760777
The Estates at Brooke Manor Limited
   Partnership                              Maryland                23-2740412
Estates at Coronado Pointe, L.P.            California              23-2796299
Estates at Princeton Junction, L.P.         New Jersey              23-2760779
Estates at Rivers Edge, L.P.                New Jersey              23-2748080
Estates at San Juan Capistrano, L.P.        California              23-2796301
The Estates at Summit Chase, L.P.           California              23-2748089
Fairfax Investment, L.P.                    Virginia                23-2982190
Fairfax Station Hunt, L.P.                  Virginia                23-2680894
Fair Lakes Chase, L.P.                      Virginia                23-2955092
Fairway Mews Limited Partnership            New Jersey              23-2621939
Farmwell Hunt, L.P.                         Virginia                23-2822996
First Brandywine Partners, L.P.             Delaware                51-0385730
Franklin Oaks Limited Partnership           Massachusetts           23-2838925
Great Falls Hunt, L.P.                      Virginia                23-2719371
Great Falls Woods, L.P.                     Virginia                23-2963544

                                          State or Other
                                          Jurisdiction of        I.R.S. Employer
Exact name of Registrant as Specified     Incorporation or of    Identification
   in Its Charter                         Organization                Number
-------------------------------------     -------------------    ---------------
Greens at Waynesborough, L.P.               Pennsylvania            23-2740013
Greenwich Chase, L.P.                       New Jersey              23-2709793
Greenwich Station, L.P.                     New Jersey              23-2816336
Hoboken Land LP                             New Jersey              20-1466751
Hockessin Chase, L.P.                       Delaware                23-2944970
Holland Ridge, L.P.                         New Jersey              23-2785227
Holliston Hunt Limited Partnership          Massachusetts           23-2922701
Hopewell Hunt, L.P.                         New Jersey              23-2838289
Huckins Farm Limited Partnership            Massachusetts           23-2740411
Hunter Mill, L.P.                           Virginia                23-2711430
Hunterdon Chase, L.P.                       New Jersey              23-2774673
Hunterdon Ridge, L.P.                       New Jersey              23-2944965
Huntington Estates Limited Partnership      Connecticut             23-2855662
Hurley Ridge Limited Partnership            Maryland                23-2954935
Kensington Woods Limited Partnership        Massachusetts           23-2701194
Lakeway Hills Properties, L.P.              Texas                   23-2838579
Laurel Creek, L.P.                          New Jersey              23-2796297
Loudoun Valley Associates, L.P.             Virginia                23-3025878
Mallard Lakes, L.P.                         Texas                   23-2796298
Manalapan Hunt, L.P.                        New Jersey              23-2806323
Mill Road Estates, L.P.                     Pennsylvania            23-2774670
Montgomery Chase, L.P.                      New Jersey              23-2745356
Moorestown Hunt, L.P.                       New Jersey              23-2810335
Mount Kisco Chase, L.P.                     New York                23-2796641
NC Country Club Estates Limited Partnership North Carolina          23-2917299
Newtown Chase Limited Partnership           Connecticut             23-2818660
Northampton Crest, L.P.                     Pennsylvania            23-2944980
Northampton Preserve, L.P.                  Pennsylvania            23-2901212
Patriots, L.P.                              New Jersey              23-2941041
The Preserve at Annapolis Limited
   Partnership                              Maryland                23-2838510
The Preserve at Boca Raton Limited
   Partnership                              Florida                 23-2810339
Preston Village Limited Partnership         North Carolina          23-2806570
Princeton Hunt, L.P.                        New Jersey              23-2747998
Providence Plantation Limited Partnership   North Carolina          23-2855661
Regency at Dominion Valley, L.P.            Virginia                45-0497498
River Crossing, L.P.                        Pennsylvania            23-2855516
Rolling Greens, L.P.                        New Jersey              23-2855583
Rose Hollow Crossing Associates             Pennsylvania            23-2253629
Seaside Estates Limited Partnership         Florida                 23-2870057
Shrewsbury Hunt Limited Partnership         Massachusetts           23-2912930
Silverman-Toll Limited Partnership          Michigan                23-2986323
Somers Chase, L.P.                          New York                23-2855511
Somerset Development Limited Partnership    North Carolina          23-2785223
Sorrento at Dublin Ranch I LP               California              20-3337641
Sorrento at Dublin Ranch II LP              California              20-3337654
Sorrento at Dublin Ranch III LP             California              20-3337665
South Riding, L.P.                          Virginia                23-2994369
South Riding Amberlea LP                    Virginia                20-0383954
South Riding Partners, L.P.                 Virginia                23-2861890
South Riding Partners Amberlea LP           Virginia                20-0384024
Southlake Woods, L.P.                       Texas                   23-2869081

                                          State or Other
                                          Jurisdiction of        I.R.S. Employer
Exact name of Registrant as Specified     Incorporation or of    Identification
   in Its Charter                         Organization                Number
-------------------------------------     -------------------    ---------------
Southport Landing Limited Partnership       Connecticut             23-2784609
Springton Pointe, L.P.                      Pennsylvania            23-2810340
Stone Mill Estates, L.P.                    Pennsylvania            23-3013974
Swedesford Chase, L.P.                      Pennsylvania            23-2939504
TBI/Heron Bay Limited Partnership           Florida                 23-2928874
TBI/Naples Limited Partnership              Florida                 23-2883354
TBI/Palm Beach Limited Partnership          Florida                 23-2891601
TB Proprietary, L.P.                        Delaware                23-3070158
Timber Ridge Investment Limited Partnership Michigan                38-3413876
Toll at Brier Creek Limited Partnership     North Carolina          23-2954264
Toll at Daventry Park, L.P.                 Ohio                    23-2897947
Toll at Payne Ranch, L.P.                   California              23-2833118
Toll at Princeton Walk, L.P.                New Jersey              23-2879954
Toll at Westlake, L.P.                      New Jersey              23-2963549
Toll at Whippoorwill, L.P.                  New York                23-2888554
Toll Brooklyn LP                            New York                20-1941153
Toll Bros. of Tennessee, L.P.               Tennessee               51-0386723
Toll Brothers AZ Limited Partnership        Arizona                 23-2815685
Toll Brothers Maryland II Limited
   Partnership                              Maryland                23-3027594
Toll CA, L.P.                               California              23-2963547
Toll CA II, L.P.                            California              23-2838417
Toll CA III, L.P.                           California              23-3031827
Toll CA IV, L.P.                            California              23-3029688
Toll CA V, L.P.                             California              23-3091624
Toll CA VI, L.P.                            California              23-3091657
Toll CA VII, L.P.                           California              20-1972440
Toll CA VIII, L.P.                          California              20-2328888
Toll Cliffs Urban Renewal Company LP        New Jersey              20-0383861
Toll CO, L.P.                               Colorado                23-2978294
Toll Costa, L.P.                            California              81-0602065
Toll CT Limited Partnership                 Connecticut             23-2963551
Toll CT II Limited Partnership              Connecticut             23-3041974
Toll CT Westport Limited Partnership        Connecticut             23-3048964
Toll DE LP                                  Delaware                20-0660934
Toll-Dublin, L.P.                           California              23-3070669
Toll East Naples Limited Partnership        Florida                 23-2929049
Toll Estero Limited Partnership             Florida                 72-1539292
Toll FL Limited Partnership                 Florida                 23-3007073
Toll FL II Limited Partnership              Florida                 73-1657686
Toll FL III Limited Partnership             Florida                 20-0135814
Toll FL IV Limited Partnership              Florida                 20-1158717
Toll FL V Limited Partnership               Florida                 20-2862720
Toll FL VI Limited Partnership              Florida                 20-3161585
Toll Ft. Myers Limited Partnership          Florida                 82-0559443
Toll Grove LP                               New Jersey              20-0215496
Toll Hudson LP                              New Jersey              20-0465460
Toll IL, L.P.                               Illinois                23-2963552
Toll IL II, L.P.                            Illinois                23-3041962
Toll IL III, L.P.                           Illinois                03-0382404
Toll IL HWCC, L.P.                          Illinois                75-2985312
Toll IL WSB, L.P.                           Illinois

                                          State or Other
                                          Jurisdiction of        I.R.S. Employer
Exact name of Registrant as Specified     Incorporation or of    Identification
   in Its Charter                         Organization                Number
-------------------------------------     -------------------    ---------------
Toll Jacksonville Limited Partnership       Florida                 20-0204373
Toll Jupiter Limited Partnership            Florida                 20-3368529
Toll Land Limited Partnership               Connecticut             23-2709099
Toll Land IV Limited Partnership            New Jersey              23-2737490
Toll Land V Limited Partnership             New York                23-2796637
Toll Land VI Limited Partnership            New York                23-2796640
Toll Land VII Limited Partnership           New York                23-2775308
Toll Land IX Limited Partnership            Virginia                23-2939502
Toll Land X Limited Partnership             Virginia                23-2774670
Toll Land XI Limited Partnership            New Jersey              23-2796302
Toll Land XIV Limited Partnership           New York                23-2796295
Toll Land XV Limited Partnership            Virginia                23-2810342
Toll Land XVI Limited Partnership           New Jersey              23-2810344
Toll Land XVII Limited Partnership          Connecticut             23-2815064
Toll Land XVIII Limited Partnership         Connecticut             23-2833240
Toll Land XIX Limited Partnership           California              23-2833171
Toll Land XX Limited Partnership            California              23-2838991
Toll Land XXI Limited Partnership           Virginia                23-2865738
Toll Land XXII Limited Partnership          California              23-2879949
Toll Land XXIII Limited Partnership         California              23-2879946
Toll Land XXV Limited Partnership           New Jersey              23-2867694
Toll Land XXVI Limited Partnership          Ohio                    23-2880687
Toll Livingston at Naples Limited
   Partnership                              Florida                 71-0902794
Toll Marshall LP                            New Jersey              20-0215536
Toll MD Builder I, L.P.                     Maryland                20-0355209
Toll MD Limited Partnership                 Maryland                23-2963546
Toll MD II Limited Partnership              Maryland                23-2978195
Toll MD III Limited Partnership             Maryland                23-3044366
Toll MD IV Limited Partnership              Maryland                71-0890813
Toll MD V Limited Partnership               Maryland                81-0610742
Toll MD VI Limited Partnership              Maryland                20-1756721
Toll MD VII Limited Partnership             Maryland                20-2101938
Toll MI Limited Partnership                 Michigan                23-2999200
Toll MI II Limited Partnership              Michigan                23-3015611
Toll MI III Limited Partnership             Michigan                23-3097778
Toll MI IV Limited Partnership              Michigan                20-1501161
Toll MI V Limited Partnership               Michigan                20-2489523
Toll MN, L.P.                               Minnesota               20-0099987
Toll Naval Associates                       Pennsylvania            23-2454576
Toll NC, L.P.                               North Carolina          20-2087335
Toll NH Limited Partnership                 New Hampshire           23-3048999
Toll NJ, L.P.                               New Jersey              23-2963550
Toll NJ II, L.P.                            New Jersey              23-2991953
Toll NJ III, L.P.                           New Jersey              23-2993263
Toll NJ IV, L.P.                            New Jersey              23-3038827
Toll NJ V, L.P.                             New Jersey              23-3091620
Toll NJ VI, L.P.                            New Jersey              23-3098583
Toll NJ VII, L.P.                           New Jersey              20-2635402
Toll NJ VIII, L.P.                          New Jersey              20-3337736
Toll NJ Builder I, L.P.                     New Jersey              41-2089798
Toll Northville Limited Partnership         Michigan                23-2918130
Toll Northville Golf Limited Partnership    Michigan                23-2918224

                                          State or Other
                                          Jurisdiction of        I.R.S. Employer
Exact name of Registrant as Specified     Incorporation or of    Identification
   in Its Charter                         Organization                Number
-------------------------------------     -------------------    ---------------
Toll NV Limited Partnership                 Nevada                  23-3010602
Toll Orlando Limited Partnership            Florida                 20-2862679
Toll PA, L.P.                               Pennsylvania            23-2879956
Toll PA II, L.P.                            Pennsylvania            23-3063349
Toll PA III, L.P.                           Pennsylvania            23-3097666
Toll PA IV, L.P.                            Pennsylvania            23-3097672
Toll PA V, L.P.                             Pennsylvania            03-0395087
Toll PA VI, L.P.                            Pennsylvania            47-0858909
Toll PA VII, L.P.                           Pennsylvania            68-0533037
Toll PA VIII, L.P.                          Pennsylvania            20-0969010
Toll PA IX, L.P.                            Pennsylvania            20-0969053
Toll PA X, L.P.                             Pennsylvania            20-2172994
Toll Park, LP                               New Jersey              20-0383903
Toll Peppertree, L.P.                       New York                23-2707709
Toll Realty Holdings LP                     Delaware                23-2954509
Toll Reston Associates, L.P.                Delaware                23-3016263
Toll RI, L.P.                               Rhode Island            23-3020191
Toll RI II, L.P.                            Rhode Island            27-0043852
Toll SC, L.P.                               South Carolina          23-3094632
Toll SC II, L.P.                            South Carolina          82-0574725
Toll Stonebrae LP                           California              20-3192668
Toll TX, L.P.                               Texas                   23-2984310
Toll TX II, L.P.                            Texas                   23-3090949
Toll TX III, L.P.                           Texas                   20-1262237
Toll TX IV, L.P.                            Texas                   20-1869951
Toll VA, L.P.                               Virginia                23-2952674
Toll VA II, L.P.                            Virginia                23-3001131
Toll VA IV, L.P.                            Virginia                75-2972033
Toll VA V, L.P.                             Virginia                47-0887401
Toll VA VI, L.P.                            Virginia                20-1972394
Toll YL, L.P.                               California              23-3016250
Toll YL II, L.P.                            California              80-0014182
Trumbull Hunt Limited Partnership           Connecticut             23-2855529
Uwchlan Woods, L.P.                         Pennsylvania            23-2838958
Valley Forge Conservation Holding, L.P.     Pennsylvania            42-1537902
Valley Forge Woods, L.P.                    Pennsylvania            23-2699971
Valley View Estates Limited Partnership     Massachusetts           23-2760768
Village Partners, L.P.                      Pennsylvania            81-0594073
Washington Greene Development, L.P.         New Jersey              23-2815640
Waterford Preserve LP                       Virginia                20-2814766
West Amwell Limited Partnership             New Jersey              23-2570825
Whiteland Woods, L.P.                       Pennsylvania            23-2833125
Wichita Chase, L.P.                         Texas                   23-2855660
Willowdale Crossing, L.P.                   Pennsylvania            23-2879951
Wilson Concord, L.P.                        Tennessee               23-2887824
The Woods at Highland Lakes, L.P.           Ohio                    23-2948699
The Woods at Long Valley, L.P.              New Jersey              23-2889640




** Uses Employer Identification Number used by its sole member.

                                          State or Other
                                          Jurisdiction of        I.R.S. Employer
Exact name of Registrant as Specified     Incorporation or of    Identification
   in Its Charter                         Organization                Number
-------------------------------------     -------------------    ---------------
5-01 - 5-17 48th Avenue LLC                 New York                23-2796295**
5-01 - 5-17 48th Avenue II LLC              New York                23-2796295**
5-01 - 5-17 48th Avenue GC LLC              New York                23-2796295**
5-01 - 5-17 48th Avenue GC II LLC           New York                23-2796295**
51 N. 8th Street I LLC                      New York                23-2709097**
51 N. 8th Street GC LLC                     New York                23-2709097**
51 N. 8th Street GC II LLC                  New York                23-2709097**
110-112 Third Ave. GC LLC                   New York                13-1940046**
110-112 Third Ave. GC II LLC                New York                13-1940046**
60 Industrial Parkway Cheektowaga, LLC      New York                23-2796640**
700 Grove Street Urban Renewal, LLC         New Jersey              20-0215496**
1500 Garden St. LLC                         New Jersey              20-1466751**
2301 Fallston Road LLC                      Maryland                23-2963546**
Arthur's Woods, LLC                         Maryland                23-2963546**
Arundel Preserve #6, LLC                    Maryland                20-2101938**
Arundel Preserve #10a, LLC                  Maryland                20-2101938**
Belmont Country Club I LLC                  Virginia                23-2810333**
Belmont Country Club II LLC                 Virginia                23-2810333**
Belmont Investments I LLC                   Virginia                23-2810333**
Belmont Investments II LLC                  Virginia                23-2810333**
Big Branch Overlook L.L.C.                  Maryland                23-2978195**
Block 255 LLC                               New Jersey              20-1466751**
Brier Creek Country Club I LLC              North Carolina          23-2954264**
Brier Creek Country Club II LLC             North Carolina          23-2954264**
CWG Construction Company LLC                New Jersey              20-1104737
C.B.A.Z. Construction Company LLC           Arizona                 51-0385729**
C.B.A.Z, Holding Company LLC                Delaware                51-0385729
Component Systems I LLC                     Delaware                23-2600117**
Component Systems II LLC                    Delaware                23-2600117**
Creeks Farm L.L.C.                          Maryland                23-2978195**
Dominion Valley Country Club I LLC          Virginia                23-2984309**
Dominion Valley Country Club II LLC         Virginia                23-2984309**
Feys Property LLC                           Maryland                23-2978195**
First Brandywine LLC I                      Delaware                23-2485787**
First Brandywine LLC II                     Delaware                23-2485787**
First Brandywine LLC III                    Delaware                61-1443340**
First Brandywine LLC IV                     Delaware                61-1443340**
Frenchman's Reserve Realty, LLC             Florida                 23-2417123**
Golf I Country Club Estates
   at Moorpark LLC                          California              23-2963547**
Golf II Country Club Estates
   at Moorpark LLC                          California              23-2963547**
Hawthorne Woods Country Club II LLC         Illinois                75-2985312**
High Point at Hopewell, LLC                 New Jersey              23-3098583**
Hoboken Cove LLC                            New Jersey              20-1466751**
Hunts Bluff LLC                             Maryland                23-2978195**
Jacksonville TBI Realty, LLC                Florida                 23-2417123**


** Uses Employer Identification Number used by its sole member.

                                          State or Other
                                          Jurisdiction of        I.R.S. Employer
Exact name of Registrant as Specified     Incorporation or of    Identification
   in Its Charter                         Organization                Number
-------------------------------------     -------------------    ---------------
Lighthouse Point Land Company, LLC          Florida                 20-0135814
Long Meadows Properties LLC                 Maryland                23-3044366**
Long Meadows TBI, LLC                       Maryland                23-3044366**
Manalapan Hunt Investments I LLC            New Jersey              23-2806323**
Manalapan Hunt Investments II LLC           New Jersey              23-2806323**
Millbrook Investments I LLC                 New Jersey              23-2432983**
Millbrook Investments II LLC                New Jersey              23-2432983**
Mizner Realty, L.L.C.                       Florida                 23-2417123**
Naples Lakes Country Club, L.L.C.           Florida                 23-2883354**
Naples TBI Realty, LLC                      Florida                 23-2417123**
Palm Cove Golf & Yacht Club I LLC           Florida                 23-3007073**
Palm Cove Golf & Yacht Club II LLC          Florida                 23-3007073**
Palm Cove Marina I LLC                      Florida                 23-3007073**
Palm Cove Marina II LLC                     Florida                 23-3007073**
Phillips Drive LLC                          Maryland                23-3044366**
Prince William Land I LLC                   Virginia                23-2774670**
Prince William Land II LLC                  Virginia                23-2774670**
Regency at Denville LLC                     New Jersey              23-2810344**
Regency at Dominion Valley LLC              Virginia                23-2984309**
Regency at Long Valley I LLC                New Jersey              23-3038827**
Regency at Long Valley II LLC               New Jersey              23-3038827**
Regency at Mansfield I LLC                  New Jersey              23-3038827**
Regency at Mansfield II LLC                 New Jersey              23-3038827**









** Uses Employer Identification Number used by its sole member.

                                          State or Other
                                          Jurisdiction of        I.R.S. Employer
Exact name of Registrant as Specified     Incorporation or of    Identification
   in Its Charter                         Organization                Number
-------------------------------------     -------------------    ---------------

The Regency Golf Club I LLC                 Virginia              23-2984309**
The Regency Golf Club II LLC                Virginia              23-2984309**
The Ridges at Belmont Country Club I LLC    Virginia              23-2810333**
The Ridges at Belmont Country Club II LLC   Virginia              23-2810333**
Sapling Ridge, LLC                          Maryland              23-2978195**
South Riding Realty LLC                     Virginia              23-2861890**
SR Amberlea LLC                             Virginia              23-2861890**
SRH Investments I LLC                       California            23-2879946**
SRH Investments II LLC                      California            23-2879946**
SRLP II LLC                                 Virginia              23-2994639
Toll Cedar Hunt LLC                         Virginia              23-2994369**
Toll DE X, LLC                              Delaware              82-0571193
Toll DE X II, LLC                           Delaware              20-1220599
Toll-Dublin, LLC                            California            23-3070669**
Toll EB, LLC                                New Jersey            23-2810344**
Toll Equipment, L.L.C.                      Delaware              23-2417123**
Toll FL I, LLC                              Florida               23-3007073
Toll Glastonbury LLC                        Connecticut           23-3041974**
Toll MD I, L.L.C.                           Maryland              23-2737488**
Toll NJ I, L.L.C.                           New Jersey            23-3091620**
Toll NJ II, L.L.C.                          New Jersey            23-3091620**
Toll NJ III, L.L.C.                         New Jersey            23-2417123**
Toll Realty L.L.C.                          Florida               23-2417123**
Toll Reston Associates, L.L.C.              Delaware              23-2551790**
Toll Stratford LLC                          Virginia              20-3116806
Toll VA L.L.C                               Delaware              51-0385728**
Toll VA III L.L.C.                          Virginia              23-2417123**
Toll Van Wyck LLC                           New York              23-2796637**
Toll Vanderbilt I LLC                       Rhode Island          23-3020194**
Toll Vanderbilt II LLC                      Rhode Island          51-1195217**
Vanderbilt Capital LLC                      Rhode Island          56-2421664
Virginia Construction Co. I, LLC            Virginia              23-2417123**
Virginia Construction Co. II, LLC           Virginia              23-2417123**


** Uses Employer Identification Number used by its sole member.